Amendment No. 1

                                       To

                                   AGREEMENT,
                             Dated January 18, 2004,
                           (the "Original Agreement")

                                  By and among

                       World Information Technology, Inc.,
                                 (the "Company")

                                       And
                                 Gary D. Morgan
                                   ("Morgan"),

                             Dated this June 3, 2004

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                               AMENDMENT NO. 1 TO
                                    AGREEMENT

      This Agreement, made this 3rd day of June, 2004, by and among World Information Technology, Inc., (the "Company"), and Gary D. Morgan ("Morgan"), collectively the "Parties".

      WHEREAS, an Agreement dated January 18, 2004, relating to Morgan's employment and financing activities of the Company (the "Original Agreement") was executed by the Parties,

      WHEREAS, under the Original Agreement the Company issued a Promissory Note to Morgan, dated January 26, 2004, in the amount of $370,500.00, plus interest, and due on April 30, 2004 (the "Original Note") and issued a Warrant to purchase common stock of the Company to Morgan on January 25, 2004 (the "Warrant"),

      WHRERAS, The Original Note and Warrant were a significant part of the inducement for Morgan to enter into the Original Agreement,

      WHEREAS, Morgan believes that the shareholder representatives of the Company, negotiating with him on behalf of the Company had knowledge and belief of certain facts relating to the Company's affairs were misrepresented to him and the Company's Board of Directors, at the benefit for their own interests, during the negotiations relating to the signing of the Original Agreement, and

      WHEREAS, the parties desire to modify the terms and conditions and to add or delete certain other terms and conditions to the "Original Agreement" including the Original Note and Warrant.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereby agree as follows:

The Parties agree to cancel the Original Note in exchange for the Company signing a Promissory Note dated June 3, 2004 in the principal amount of $370,500.00, plus 4% annual interest from January 26, 2004, with repayment in eight equal payments of $53,413.46, paid semi-annually, with the first payment due December 11, 2004, with all contingencies and representations relating to the potential Company financing removed and an option for Morgan to convert the principal and interest at any time, in whole or part to common stock of the Company at the last sale price per share on the same day as Morgan shall give notice to the Company of Morgan's desire to covert ("Revised Note"). A copy of the Revised Note is attached hereto as Exhibit A.

The Parties agree to modify the Exercise Price of the Warrant to the closing price of the Company's stock on the date of this agreement.

The Company hereby acknowledges and agrees that it now or never will have any basis for filing and adverse claim against Morgan and that all Morgan's rights remain in full force. The Company further acknowledges and agrees that there is no other agreement or understanding between Morgan and the Company that would prevent exercising it full rights to the Revised Note or the Warrant.

Subject to the modifications set forth in this Amendment, the above referenced Original Agreement dated January 18, 2004, between the parties is hereby ratified and confirmed. All other terms and conditions of the Original Agreement remain in full force and effect.

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                       WORLD INFORMATION TECHNOLOGY, INC.
                                       "Company"

                                       By:   /s/ Parsh Patel
                                       ----------------------------------------
                                       Name: Parsh Patel
                                       Title: President

                                       By:   /s/ Shing Lin
                                       ----------------------------------------
                                       Name: Shing Lin
                                       Title: Secretary

                                       GARY D. MORGAN
                                       "Morgan"

                                       By:  /s/ Gary D. Morgan
                                       ----------------------------------------
                                       Gary D. Morgan


                                       2
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                                   CERTIFICATE

The undersigned, being the Secretary of World Information Technology, Inc., a Nevada Corporation (the " Company"), does hereby certify that the following resolutions were approved at a meeting of the Board of Directors of the Company dully held on June 3, 2004 and are in full force and effect on this date.

RESOLVED, that Amendment 1, dated June 3, 2004 to the Agreement dated as of January 18, 2004, between this Company and Gary D. Morgan., together with each of the exhibits thereto, including the Convertible Note dated June 3, 2004 are approved and a copy of the same be filed in the minute book of the Company.

This Certificate is executed this the 15th day of June, 2004.

                                       By:   /s/ Shing Lin
                                       ----------------------------------------
                                       Name: Shing Lin
                                       Title: Secretary

                                       By:   /s/ Parsh Patel
                                       ----------------------------------------
                                       Name: Parsh Patel
                                       Title: President